                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule
|_|   14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            LITTLE SWITZERLAND, INC.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                            LITTLE SWITZERLAND, INC.
                        161-B CROWN BAY CRUISE SHIP PORT
                           ST. THOMAS, U.S.V.I. 00804


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 15, 2001


      To the Holders of Common Stock:


      The Annual Meeting of Stockholders of Little Switzerland, Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Boca Raton, 2000 NW 19th Street, Boca Raton, Florida, on Thursday, March 15, 2001, at 10:00 a.m. New York time, for the following purposes:

      1.    To elect one Class III director.

      2. To approve the Company's 2000 Stock Option and Incentive Plan, in the form attached as Exhibit A to the Proxy Statement.

      3. To ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of the Company for the fiscal year ending May 26, 2001.

      4. To transact any such other business as may properly come before the Annual Meeting and at any adjournment thereof.


      The Board of Directors has fixed the close of business on February 5, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.


      A proxy and return envelope are enclosed for your convenience.

                                    February 6, 2001


                                    By order of the Board of Directors



                                    ROBERT L. BAUMGARDNER
                                    President and Chief Executive Officer



      YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

                            LITTLE SWITZERLAND, INC.
                        161-B CROWN BAY CRUISE SHIP PORT
                           ST. THOMAS, U.S.V.I. 00804


                                 PROXY STATEMENT


      This Proxy Statement is furnished to the stockholders of Little Switzerland, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on March 15, 2001, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. The Company did not hold an annual meeting during calendar year 2000. The Annual Meeting is being held in respect of the Company's fiscal year ended May 27, 2000 ("Fiscal 2000"). It is anticipated that the mailing of this Proxy Statement will commence on or about February 9, 2001.


      Only stockholders of record at the close of business on February 5, 2001, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had outstanding approximately 8,748,576 shares of common stock, par value $.01 per share (the "Common Stock"), which are the only securities of the Company entitled to vote at the Annual Meeting, each share being entitled to one vote.


      Stockholders who execute proxies may revoke them by giving written notice to the Chief Financial Officer of the Company at any time before such proxies are voted. Attendance at the Annual Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Annual Meeting at any time prior to the voting of the proxy.


      The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than the election of a Class III director, the approval of the Company's 2000 Stock Option and Incentive Plan, and the ratification of the appointment of the independent certified public accountants of the Company for the current fiscal year. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.


      The Company will bear the costs of the Annual Meeting and the costs of soliciting proxies, including the costs of mailing the proxy materials. In addition to solicitation by mail, directors, officers, regular employees and agents of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses.

      All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the accompanying proxy intend to vote for the nominee for election as a Class III director of the Company listed herein, for ratification of the 2000 Stock Option and Incentive Plan described herein, and for the ratification of the appointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending May 26, 2001.


      A majority of the outstanding shares of Common Stock entitled to vote on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If less than a quorum is present at the Annual Meeting, a majority in interest of the stockholders present will constitute a quorum, or the presiding officer may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice, except as provided in the Company's By-Laws.


      Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas shares held in the name of a broker or bank that are not voted ("broker non-votes") are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality vote, but abstentions and broker non-votes will, in effect, be votes against the approval of the 2000 Stock Option and Incentive Plan and the ratification of the appointment of independent public accountants, as these items require the affirmative vote of a majority of the shares of Common Stock outstanding on the record date for the Annual Meeting.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

                       PROPOSAL ONE: ELECTION OF DIRECTORS


      At the Annual Meeting, one Class III director is to be elected, such director to hold office, subject to the Company's By-Laws, until the 2003 annual meeting and until his successor has been elected and qualified. The Board has nominated Seymour Holtzman for election as a Class III director. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Seymour Holtzman as a Class III director. Mr. Holtzman has agreed to stand for election and to serve if elected as a director. However, if Mr. Holtzman fails to stand for election or is unable to accept election, properly executed proxies voting in favor of such nominee of the Board will be voted for the election of such other person as the Board may nominate.


      The Board recommends that you vote FOR its proposal to elect Seymour Holtzman as a Class III director of the Company.


DIRECTORS AND EXECUTIVE OFFICERS


      Set forth below is a list of our directors and executive officers and their principal occupations during the past five years. The Board currently consists of 5 members, and is divided into three classes, with two directors in each of Classes I and II and one director in Class III. Directors serve for three-year terms, with one class of directors being elected by the Company's stockholders at each annual meeting. The Company is actively seeking qualified candidates for three vacancies on the Board, one in each class, and may fill one or more of the vacancies if qualified candidates are agreed upon and consent to serve.


                 NAME:                  AGE:        POSITION(S) WITH COMPANY:

      Robert L. Baumgardner.....         54  President, Chief Executive
                                                Officer and Class I director
                                                (term expires at the annual
                                                meeting for fiscal 2001)

      Alex J. Nobile.............        48  Class I director (term expires at
                                             the annual meeting for fiscal
                                             2001)

      Peter R. McMullin..........        56  Class II director (term expires
                                             at the annual meeting for fiscal
                                             2002)

      Kenneth W. Watson..........        55  Class II director (term expires
                                             at the annual meeting for fiscal
                                             2002)



      Seymour Holtzman...........        65  Chairman of the Board and
                                                Class III director (term
                                                expires at the Annual Meeting
                                                for Fiscal 2000)

      Patrick J. Hopper..........        38  Chief Financial Officer,
                                                Executive Vice   President and
                                                Treasurer

      Michael Pepper.............        54  Senior Vice President of Retail
                                                Operations

      Patrick Heron..............        35  Vice President and General
                                                Merchandise Manager


      Robert L. Baumgardner was appointed President and Chief Executive Officer and elected as a Class I director effective as of August 17, 1999. From September 1998 to August 1999, Mr. Baumgardner was Senior Vice President of Zale Corporation's Bailey Banks and Biddle Division in Dallas, Texas. From May 1994 to September 1998, Mr. Baumgardner held senior management positions with Mayors of Coral Gables, Florida. Prior to May 1994, Mr. Baumgardner held various senior level positions at Tiffany & Co.


      Alex J. Nobile was elected a Class I director in June 1999. Since January 1997, Mr. Nobile has served as an attorney and investment professional with Berkeley International Capital Corporation, the venture capital arm of London Pacific Group Limited, a diversified international financial services firm. From 1991 to 1996, Mr. Nobile was Executive Vice President, General Counsel and Corporate Secretary for Gruen Marketing Corporation.


      Peter R. McMullin was elected a Class II director in April 1999. Mr. McMullin is the co-founder of Southeast Research Partners, Inc. and has been an Executive Vice President and a managing director of that firm since its inception in June 1990. In June 1999, Southeast Research Partners was acquired by Ryan, Beck & Co., an institutional research, investment banking and trading firm, and Mr. McMullin is now Senior Managing Director of Ryan, Beck & Co. - Southeast Research Group.


      Kenneth W. Watson was elected a Class II Director in May 1991. From April 7, 1999 until August 17, 1999, Mr. Watson served the Company as Acting Chief Executive Officer. Since September 1999, Mr. Watson has served as the Chief Operating Officer of CyberSettle.com, an Internet dispute resolution company. From October 1996 to March 1999, Mr. Watson served as Vice President-Consumer Marketing of the New York Times Magazine

Group, a subsidiary of the New York Times Company. From October 1994 to March 1996, Mr. Watson served as Executive Vice President of K-Mart Corporation.


      Seymour Holtzman was elected a Class III Director in December 1999. Mr. Holtzman is the founder and Chief Executive Officer of Jewelcor Management, Inc., an investment management services firm, and the founder and former Chief Executive Officer of Gruen Marketing Corporation. Since 1990, Mr. Holtzman has served as Chairman and Chief Executive Officer of each of Jewelcor Management, Inc., C.D. Peacock, Inc., Central European Capital Investors, Inc. and S.A. Peck & Company. Mr. Holtzman is the President and founder of Financial Thrift Value Fund. Mr. Holtzman serves as a director of Designs, Inc., musicmaker.com, Inc. and Ambanc Holding Co., Inc.


      Patrick J. Hopper was appointed Vice President-Finance in June 1999 and subsequently was appointed Chief Financial Officer, Executive Vice President and Treasurer in July 1999. From January 1998 to January 1999, Mr. Hopper served Tesco PLC as Director of Central European Projects. From April 1996 to January 1998, Mr. Hopper served Tesco PLC as Chief Financial Officer of Tesco PLC for the Czech and Slovak Republic. From January 1994 to April 1996, Mr. Hopper served as Director of Finance and Administration of K-Mart Corporation in the Czech and Slovak Republic.


      Michael Pepper was appointed Senior Vice President of Retail Operations in February 2000. From June 1994 to February 2000, Mr. Pepper was Director of Store Operations for Cardow Jewelers of St. Thomas, U.S.V.I.


      Patrick Heron was appointed Vice President and General Merchandise Manager in January 2000. From September 1999 to January 2000, Mr. Heron served the Company as its watch buyer. From 1996 to September 1999, Mr. Heron served Tourneau as a merchandise manager.


BOARD MEETINGS AND COMMITTEES


      The Board held 28 meetings during Fiscal 2000.


      The Board has an Audit Committee, the current members of which are Alex J. Nobile, Kenneth W. Watson and Seymour Holtzman, and each of whom was appointed to such committee on September 9, 2000. Alex J. Nobile is an independent director within the meaning of Nasdaq MarketPlace Rule 4460(d)(2)(A). The Board has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees;

and recommending the engagement of auditors to the full Board. The Audit Committee held 1 meeting during Fiscal 2000.


      The Board has a Compensation Committee, the current members of which are Alex J. Nobile, Peter R. McMullin and Seymour Holtzman. The Compensation Committee has the authority and duty to fix the compensation of officers of the Company and approve the making of employment contracts between the Company and its officers. The Compensation Committee also has authority to interpret the provisions and supervise the administration of the Company's stock-based incentive plans and to grant options outside of such plans and the authority to review all matters relating to the personnel of the Company. The Compensation Committee held 3 meetings during Fiscal 2000.


      During Fiscal 2000, each director attended not less than 75% of the aggregate number of meetings of the Board and of the Board committee or committees on which he served. The Board does not have a nominating committee.


COMPENSATION OF DIRECTORS


      Directors who are officers or employees of the Company receive no compensation for service as directors. Directors who are not officers or employees of the Company receive such compensation for their services as the Board may from time to time determine. Non-employee directors each receive an annual retainer of $5,000, plus a fee of $2,500 for each Board meeting attended ($500 if such meeting is held via telephone conference) and $1,000 for each committee meeting attended ($500 if such meeting is held via telephone conference) if such meeting does not take place in conjunction with a regularly scheduled Board meeting. All directors are reimbursed for expenses incurred in connection with attendance at meetings.


      In order to align stockholder and director interests, in 1992 the Board established the 1992 Non-Employee Directors' Nonqualified Stock Option Plan (the "1992 Option Plan"). Pursuant to the 1992 Option Plan, each eligible non-employee director automatically receives an option to purchase 3,000 shares of Common Stock on the last day of the Company's fiscal year. All options granted pursuant to the 1992 Option Plan vest and are immediately exercisable upon grant. All options granted under the 1992 Option Plan have an exercise price equal to 100% of the fair market value of a share of Common Stock on the grant date. On May 27, 2000, the then eligible non-employee directors each received an option to purchase 3,000 shares of Common Stock at an exercise price of $0.53 per share, the fair market value of the Common Stock on May 26, 2000. In connection with the adoption of the 2000 Stock Option and Incentive Plan, the Board of Directors amended the 1992 Option Plan effective as of July 17, 2000, to allow the Company to grant stock options to non-employee directors outside of the 1992 Option Plan.

             COMPENSATION AND OTHER BENEFITS OF SENIOR MANAGEMENT

      The following table sets forth information concerning the total compensation of the Company's Chief Executive Officer and Acting Chief Executive Officer and the two other executive officers who were serving as executive officers at the end of Fiscal 2000 and earned in excess of $100,000 during Fiscal 2000. These four persons are hereinafter referred to collectively as the "Named Executive Officers."

                                               SUMMARY COMPENSATION TABLE


                                                                                LONG TERM COMPENSATION
                                                                          -------------------------------
                                         ANNUAL COMPENSATION                     AWARDS          PAYOUT
                           --------------------------------------------------------------------  --------
                                                                 OTHER    RESTRICTED
                                                                 ANNUAL     STOCK    SECURITIES  LTIP      ALL OTHER
NAME AND                   FISCAL     SALARY          BONUS      COMPEN-    AWARDS   UNDERLYING  PAYOUTS    COMPEN-
PRINCIPAL POSITIONS         YEAR        ($)            ($)       SATION       ($)      OPTIONS    ($)      SATION($)
-------------------        -------   ---------      ---------    -------- ---------- ----------  --------  ----------
Robert L. Baumgardner       2000     153,077(a)          --      93,750(b)     --     400,000     --      25,008(c)
   Chief Executive          1999          --             --          --        --          --     --          --
   Officer                  1998          --             --          --        --          --     --          --

Kenneth W. Watson           2000     124,615             --          --        --          --     --       5,971(c)
   Acting Chief             1999      45,692             --          --        --          --     --      60,750(d)
   Executive Officer(e)     1998          --             --          --        --          --     --          --

Patrick J. Hopper           2000     144,231(f)          --          --        --     100,000     --      30,000(g)
   CFO, Executive Vice      1999          --             --          --        --          --     --          --
   President and            1998          --             --          --        --          --     --          --
   Treasurer

William Canfield            2000     181,826         10,000          --        --          --     --       8,650(h)
  Vice President of         1999     181,446             --          --        --          --     --       8,684(h)
   Store Operations(i)      1998     173,000         28,000          --        --          --     --       8,659(h)

----------

(a) Represents compensation paid in Fiscal 2000 based on an annual base salary of $200,000. Mr. Baumgardner's annual base salary was subsequently raised to $300,000.

(b) Represents the portion of the $125,000 in additional compensation that was paid in Fiscal 2000 that the Company agreed to pay Mr. Baumgardner upon the inception of his employment with the Company.

(c) Represents housing expenses paid by the Company in the relevant fiscal year.

(d) Represents compensation paid to Mr. Watson for acting as a director of the Company while not also employed as Acting Chief Executive Officer during fiscal 1999.

(e) Mr. Watson assumed the position of Acting Chief Executive Officer effective April 7, 1999 and resigned effective August 17, 1999. Mr. Watson currently serves as a Class II director of the Company.

(f) Represents compensation paid in Fiscal 2000 based on an annual base salary of $150,000. Mr. Hopper's annual base salary was subsequently raised to $200,000.

(g)  Represents moving expenses paid by the Company.

(h) Represents insurance premiums paid by the Company for term and whole life insurance.

(i) Following the expiration of Mr. Canfield's employment agreement in June 2000, Mr. Canfield ceased to be an executive officer of the Company and currently serves the Company as a consultant.

STOCK OPTIONS


      The following tables set forth information concerning grants of stock options to, and exercises of stock options by, the Named Executive Officers during Fiscal 2000, and the number and value of unexercised options held by each of them at May 27, 2000.


                           OPTION GRANTS IN LAST FISCAL YEAR


                                                                            POTENTIAL REALIZABLE VALUE
                                                                             AT ASSUMED ANNUAL RATES
                                                                             OF STOCK PRICE APPRECI-
                                          INDIVIDUAL GRANTS                  ATION FOR OPTION TERM
                          ------------------------------------------------- --------------------------
                                         % OF TOTAL
                                          OPTIONS
                                          GRANTED
                            NUMBER OF        TO
                           SECURITIES     EMPLOYEES
                           UNDERLYING        IN
                             OPTIONS        FISCAL    EXERCISE   EXPIRATION
       NAME                  GRANTED         YEAR    PRICE($)(A)    DATE          5%($)     10%($)
-------------------------  ------------  ----------  ----------- -----------  ----------   --------
Robert L. Baumgardner ...    350,000(b)        54%      0.44       8/17/09       84,905     209,124

                              50,000(b)       7.8%      0.66      12/21/09       18,194      44,812

Kenneth W. Watson .......      3,000(c)       0.5%      0.53       5/26/10          877       2,159

Patrick J. Hopper .......     50,000(b)       7.8%      0.69        6/7/09       19,021      46,899

                              50,000(b)       7.8%      0.66      12/21/09       16,694      43,312

William R. Canfield .....         --           --         --            --           --          --

----------
(a)   Fair market value of a share of Common Stock on the date of grant.

(b) Options vest as follows: 20% vest on the date of grant, with an additional 20% of the total grant vesting on each anniversary of the date of grant.

(c)   Options fully vest upon grant.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                   NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                         SHARES                  OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END
                       ACQUIRED ON    VALUE       --------------------------    --------------------------
NAME                   EXERCISE(#)  REALIZED($)  EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
---------------------- -----------  -----------  -----------  -------------    -----------  -------------
Robert L. Baumgardner      --         --           80,000        320,000           $6,300    $25,200

Kenneth W. Watson          --         --           41,333             --               --         --

Patrick J. Hopper          --         --           20,000         80,000               --         --

William Canfield           --         --           60,000             --               --         --



CONTRACTS WITH NAMED EXECUTIVE OFFICERS


      The following is a description of the employment contracts and arrangements with the Named Executive Officers.


      Mr. Baumgardner entered into an employment agreement with the Company effective as of August 17, 1999 and amended as of January 15, 2001 (the "Baumgardner Agreement"). Under the terms of the Baumgardner Agreement, Mr. Baumgardner will serve as the President and Chief Executive Officer of the Company for a two-year term. Mr. Baumgardner receives a base salary of $300,000 over each twelve-month period employed. Upon achievement of certain performance criteria, Mr. Baumgardner will be entitled to receive a bonus in an amount up to 75% of his base salary in each year. In addition, Mr. Baumgardner received additional compensation upon the inception of his employment in an aggregate amount equal to $125,000, payable in twelve monthly installments commencing on September 1, 1999. Mr. Baumgardner's employment may be terminated immediately by the Company for "cause" as defined in the Baumgardner Agreement. If Mr. Baumgardner's employment is terminated by the Company without cause, he is entitled to receive a lump sum payment equal to twelve months of base salary, plus any accrued but unpaid annual bonus which he has earned. On January 15, 2001, the Company and Mr. Baumgardner executed an amendment to his employment agreement relating to any change of control of the Company. Pursuant to the amended Baumgardner Agreement, if there is a Change of Control of the Company, as such term is defined in the Baumgardner Agreement, then Mr. Baumgardner is entitled to receive a lump sum payment equal to twelve months of base salary and any accrued but unpaid annual bonus which he has earned. Mr. Baumgardner is subject to certain non-competition provisions during the term of his employment. On August 17, 1999, as an inducement to Mr. Baumgardner to enter into the Baumgardner Agreement, the Company granted Mr. Baumgardner an option to purchase 350,000 shares of Common Stock exercisable at $0.4375 per share. On December 21, 1999, the Company granted Mr. Baumgardner an option to purchase 50,000 shares of Common Stock exercisable at $0.66 per share; on July 17, 2000, the Company granted Mr. Baumgardner an option to purchase 100,000 shares of Common Stock exercisable at $0.59 per share; and on January 15, 2001, the Company granted Mr. Baumgardner an option to purchase 150,000 shares of Common Stock exercisable at $0.78 per share.


      Mr. Watson was appointed as the Acting Chief Executive Officer of the Company effective as of April 7, 1999 and resigned on August 17, 1999. Mr. Watson served as the Acting Chief Executive Officer of the Company from month to month until a successor President and Chief Executive Officer could be appointed. Mr. Watson received a salary equal to $30,000 per month for each month employed. Mr. Watson also received reimbursement of his reasonable living expenses during his term as Acting Chief Executive Officer.


      Mr. Hopper entered into an employment agreement with the Company effective as of June 7, 1999 and amended as of January 15, 2001 (the "Hopper Agreement"). Under the terms of the Hopper Agreement, Mr. Hopper served the Company as Vice President of Finance until July 2, 1999 and as Chief Financial Officer and Treasurer thereafter. The Hopper Agreement has a term of one year, automatically renewable for periods of one year, unless either party elects not to extend the term. Mr. Hopper receives an annual base salary of $200,000. Upon achievement of certain performance criteria, Mr. Hopper is entitled to receive a bonus in an amount of up to 37.5% of his base salary in each year. Mr. Hopper's employment may be terminated immediately by the Company for "cause" as defined in the Hopper Agreement. On January 15, 2001, the Company and Mr. Hopper executed an amendment to his employment agreement relating to any change of control of the Company. Pursuant to the amended Hopper Agreement, if there is a Change of Control of the Company, as such term is defined in the Hopper Agreement, then Mr. Hopper is entitled to receive a lump sum payment equal to twelve months of base salary and any accrued but unpaid annual bonus which he has earned. On June 7, 1999, the Company granted Mr. Hopper an option to purchase 50,000 shares of Common Stock exercisable at $0.6875 per share; on December 21, 1999, the Company granted Mr. Hopper an option to purchase 50,000 shares of Common Stock exercisable at $0.66 per share; on July 17, 2000, the Company granted Mr. Hopper an option to purchase 100,000 shares of Common Stock exercisable at $0.59 per share; and on January 15, 2001, the Company granted Mr. Hopper an option to purchase 150,000 shares of Common Stock exercisable at $0.78 per share.


      On June 16, 1994, Mr. Canfield entered into an employment agreement with the Company (the "Canfield Agreement") effective as of June 16, 1994, pursuant to which Mr. Canfield served the Company as Vice President of Store Operations for a five-year term. On November 13, 1998, Mr. Canfield and the Company entered into an amendment to the Canfield Agreement that extended the term of his employment until June 15, 2000. Under the Canfield Agreement, Mr. Canfield received a base salary of approximately $182,000 for the twelve-month period ending on June 15, 2000, and upon the achievement of certain performance criteria, a bonus in an amount of up to 25% of his base salary. Following the expiration of the Canfield Agreement on June 15, 2000, Mr. Canfield ceased to be an executive officer of the Company and currently serves the Company as a consultant.

      STOCK-BASED COMPENSATION


      The stock option plans of the Company were the primary means of providing long-term or stock-based compensation to the Company's executive officers during Fiscal 2000. Stock-based compensation provides executive officers with opportunities for capital accumulation, promotes long-term executive retention and, by fostering in executive officers a proprietary interest in the Company, aligns their interests with those of the Company's stockholders.


      The Compensation Committee may, in its discretion, grant options to purchase shares of Common Stock to any officer or other employee who, in the judgment of the Compensation Committee, is in a position to contribute significantly to the Company's success.


      COMPENSATION COMMITTEE REPORT


      The Compensation Committee determines the Company's executive compensation policies. The Compensation Committee also determines the compensation of the Company's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS


      The Company's executive compensation program is part of a Company-wide program covering all employees. The program's goals are to attract, retain and motivate employees, and it utilizes incentives so that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.


      A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of corporate and individual goals. The Company does not have a defined benefit plan. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.


      Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation, as follows:


      BASE SALARY. Salaries are set competitively relative to the retail industries with which the Company competes for its highly skilled personnel. Individual experience and performance are considered when setting salaries within the range for each position.

      ANNUAL INCENTIVE BONUSES. Executive officers are eligible for annual incentive bonuses determined as a percentage of base salary as specified in the executive's employment agreement with the Company. The amount of annual incentive bonuses paid is based on the achievement of specified performance criteria that are set and evaluated by the Compensation Committee.


      BENEFITS. All employees are eligible for similar benefits, such as health, disability and life insurance.


      STOCK-BASED COMPENSATION. The Company seeks to align executive and employee interests with those of stockholders by using grants of stock options. Such grants generally vest over time to encourage continued employment with the Company, though some grants provide for immediate vesting. The size of grants is tied to comparative retail industry practices. Stock Option grants made to the Named Executive Officers in Fiscal 2000 are discussed above under "Stock Options."


CHIEF EXECUTIVE OFFICER COMPENSATION


      The Compensation Committee believes that the total compensation for Fiscal 2000 to Mr. Baumgardner was fair to him, the Company and its stockholders. The Compensation Committee bases this conclusion on the following factors: (a) cash compensation levels approximate marketplace standards and rise above that level only when Company performance warrants, and therefore fixed compensation costs have been relatively low; (b) the grant of stock options has been judicious; and
(c) the compensation program has enabled the Company to retain and attract top executive talent.


      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally prohibits the Company from deducting non-performance-based compensation in excess of $1,000,000 per taxable year paid to the Named Executive Officers. The Company may continue to deduct compensation paid to the Named Executive Officers in excess of $1,000,000 if the payment of that compensation qualifies for an exception, including an exception for certain performance-based compensation.


      The Compensation Committee believes that Section 162(m) should not cause the Company to be denied a deduction for Fiscal 2000 compensation paid to the Named Executive Officers. The Compensation Committee will continue to work to structure deductibility under Section 162(m) while at the same time considering the goals of its executive compensation policies.


                                          Respectfully submitted,

                                          Alex J. Nobile

                                          Peter R. McMullin
                                          Seymour Holtzman


AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence.

      Based on the review and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 27, 2000 for filing with the Securities and Exchange Commission (the "Commission").

                                          Respectfully submitted,

                                          Alex J. Nobile
                                          Kenneth W. Watson
                                          Seymour Holzman


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On January 15, 2001, the Company entered into a consulting agreement (the "Consulting Agreement") with Jewelcor Management, Inc. ("JMI"), a 20.8% stockholder of the Company of which Seymour Holtzman, a Class III director of the Company, is President, Chief Executive Officer and a principal stockholder, to assist in developing and implementing a strategic plan for the Company and for other related consulting services as may be agreed upon between JMI and the Company. As compensation for these services, JMI received 307,692 shares of the Company's Common Stock in lieu of a cash payment of $240,000. The amount of shares issued to JMI was determined by dividing $240,000 by the Company's closing stock price on January 15, 2001. The Consulting Agreement also provides that the Company will reimburse JMI for actual and direct out-of-pocket expenses incurred by JMI in rendering its services.

      In addition, if the Company consummates a Transaction (as such term is defined in the Consulting Agreement) during the term of the Consulting Agreement (or within six months thereafter), JMI will be entitled to receive a transaction fee equal to 1% of the gross proceeds received by the Company or its stockholders. As used in the Consulting Agreement, the term "Transaction" means
(v) the sale or issuance, directly or indirectly, to one or more third parties in a single transaction or a series of related transactions of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities (other than a rights offering by the Company of equity securities on a pro rata basis to its existing shareholders);
(w) the sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity; (x) the shareholders of the Company approve a plan of complete liquidation of the Company; (y) the merger, consolidation or other business combination of the Company with any corporation or entity, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or (z) the sale or issuance, directly or indirectly, by the Company to one or more third parties in a single transaction or a series of related transactions of debt and/or equity securities of the Company, the proceeds of which are to be used to pay off or otherwise retire in full the Company's existing secured bank indebtedness.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      See "Certain Relationships and Related Transactions" above.

PERFORMANCE GRAPH

     [GRAPHIC]
     [PLOT POINTS BELOW]






                                                                  End of Fiscal Years
Symbol     CRSP Total Returns Index for         05/1995  05/1996   05/1997   05/1998   05/1999   05/2000
--------   ----------------------------         -------  -------   -------   -------   -------   -------
        "   Little Switzerland, Inc.              100.0    123.7     121.1     117.1      17.8      11.2

        *   Nasdaq Stock Market (US Companies)    100.0    145.3     163.7     207.7     293.6     379.0

       **   SIC 5200-5599, 5700-5799,             100.0    100.0     100.0     100.0     100.0     112.2
            5900-5999 U.S. & Foreign

 NOTES:
            (a) The lines represent monthly index levels derived from compounded daily returns that include all dividends.
            (b) The indexes are reweighted daily, using the market capitalization on the previous trading day.
            (c) If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
            (d) The index level for all series was set to $100.00 on 05/31/1995.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      The following table sets forth information as of January 29, 2001 with respect to beneficial ownership of Common Stock by (a) each stockholder who, to the Company's knowledge, is the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director of the Company, (c) each Named Executive Officer, and (d) all directors and executive officers of the Company as a group. The percentages in the last column are based on 8,748,576 shares of Common Stock outstanding on January 29, 2001. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of shares not owned directly by the named director or executive officer does not constitute an admission that such shares are beneficially owned by the director or officer for any other purpose.


                                                                                               PERCENTAGE OF OUT-
                                                                 NUMBER OF SHARES OF             STANDING COMMON
                          NAME                                   COMMON STOCK OWNED                STOCK OWNED
---------------------------------------------------------        --------------------          -------------------
Jewelcor Management, Inc. ...............................          1,821,026 (a) (b)                 20.8%

Donald L. Sturm and ValueVest Partners L.P. .............          1,177,400 (b) (c)                 13.5%

Almod Diamonds group ....................................            726,855 (b) (d)                  8.3%

Lionheart Group, Inc. ...................................            556,600 (b) (e)                  6.4%

Lincluden Management Limited ............................            488,000 (b) (f)                  5.6%

Robert L. Baumgardner ...................................            223,333 (g) (h)                  2.6%

Alex J. Nobile ..........................................             11,333 (g) (h)                    *

Peter R. McMullin .......................................             19,033 (g) (h)                    *

Seymour Holtzman ........................................          1,821,026 (g) (h)(i)              20.8% (i)

Kenneth W. Watson .......................................             41,333 (g) (h)                    *

Patrick J. Hopper .......................................            103,333 (g) (h)                  1.2%

William Canfield ........................................                  0 (g) (h)                    *

All current directors and executive officers
   as a group (9 persons) ...............................          2,300,124 (i) (j)                 26.3% (i)

----------
*     Less than 1%.

(a) The information regarding the beneficial ownership of Common Stock by Jewelcor Management, Inc. was obtained from a statement on Schedule
      13D, filed with the Commission on June 18, 1999, and discussions with counsel to Jewelcor Management, Inc. The beneficial ownership of Common Stock of Jewelcor Management, Inc. and affiliated persons is as follows: Jewelcor Management, Inc. possesses sole voting and dispositive power over 1,748,692 shares of Common Stock (including 100,000 options to purchase Common Stock); Seymour Holtzman possesses sole voting and dispositive power over 11,334 shares of Common Stock underlying options to purchase Common Stock; Seymour Holtzman and Steven Holtzman share voting and dispositive power over 48,000 shares of Common Stock; Trust f/b/o Allison Holtzman Garcia possesses sole voting and dispositive power over 10,000 shares of Common Stock (for which Jewelcor Management, Inc. and Seymour Holtzman disclaim beneficial ownership); and Custodial Account f/b/o Chelsea Holtzman possesses sole voting and dispositive power over 3,000 shares of Common Stock (for which Jewelcor Management, Inc. and Seymour Holtzman disclaim beneficial ownership). In the aggregate, the persons listed above hold 1,821,026 shares of Common Stock.

(b) Addresses are as follows: Jewelcor Management, Inc., 100 N. Wilkes-Barre Blvd., Wilkes-Barre, Pennsylvania 18702; Donald L. Sturm, 3303 East First Avenue, Suite 200, Denver, Colorado 80206; ValueVest Partners L.P., 1 Sansome Street, 39th floor, San Francisco, California 94104; Almod Diamonds, Ltd., 589 5th Avenue, New York, New York 10017; Lionheart Group, Inc., 230 Park Avenue, Suite 516, New York, New York 10169; and Lincluden Management Limited, 1275 North Service Road West, Suite 607, Oakville, Ontario, Canada L6M 3G4.

(c) The information regarding the beneficial ownership of Common Stock by Donald L. Sturm and ValueVest Partners L.P. was obtained from their statement on Amendment No. 3 to Schedule 13D, filed with the Commission on March 5, 1999. Such statement discloses that Donald L. Sturm possesses sole voting and dispositive power over 782,100 shares of Common Stock and ValueVest Partners L.P. possesses sole voting and dispositive power over 395,300 shares of Common Stock. Such statement further discloses that Donald L. Sturm and ValueVest Partners, L.P. act as a group for the purposes of acquiring and holding the shares of Common Stock held by them, and that their aggregate holdings equal 1,177,400 shares of Common Stock.

(d) The information regarding the beneficial ownership of Common Stock by the Almod Diamonds group was obtained from a statement on Amendment No. 1 to
      Schedule 13D, filed with the Commission on January 10, 2001. Such statement discloses that Albert Gad possesses sole voting and dispositive power over 360,000 shares of Common Stock and shared voting and dispositive power over 15,000 shares of Common Stock, Donna Gad-Hecht possesses shared voting and dispositive power over 20,000 shares of Common Stock, Joseph Hecht possesses shared voting and dispositive power over 5,000 shares of Common Stock, Francine Gad possesses shared voting and dispositive power over 331,850 shares of Common Stock, Almod Diamonds, Ltd. possesses shared voting and dispositive power over 15,000 shares of Common Stock, Morris Gad possesses shared voting and dispositive power over 346,850 shares of Common Stock, and that such persons disclaim acting as a group in respect of acquiring and holding the shares of Common Stock held by them.

(e) The information regarding the beneficial ownership of Common Stock by Lionheart Group, Inc. was obtained from a statement on Schedule 13D, filed with the Commission on January 8, 2001. Such statement discloses that Lionheart Group, Inc. possesses sole voting and dispositive power over 556,600 shares of Common Stock.

(f) The information regarding the beneficial ownership of Common Stock by Lincluden Management Limited was obtained from its statement on Schedule 13G, filed with the Commission on February 16, 1999. Such statement discloses that Lincluden Management Limited possesses sole voting power over 118,300 shares of Common Stock, shared voting power over 369,700 shares of Common Stock, and sole voting and dispositive power over 488,000 shares of Common Stock.

(g) Includes shares of Common Stock which the directors and named officers either currently beneficially own or have the right to acquire through the exercise of stock options within 60 days of January 29, 2001 as
      follows:   Robert L. Baumgardner, 223,333; Alex J. Nobile, 11,333;
      Peter R. McMullin, 19,033; Seymour Holtzman, 1,821,026 (see footnotes
      (a) and (i)); Kenneth W. Watson, 41,333; Patrick J. Hopper, 103,333;
      and William Canfield, 0. Does not include shares of Common Stock which the directors and officers did not have the right to acquire through the exercise of options not exercisable within 60 days of January 29, 2001 as follows: Robert L. Baumgardner, 426,667; Alex J. Nobile, 16,667; Peter R. McMullin, 16,667; Seymour Holtzman, 16,666 (see footnotes (a) and (i)); Kenneth W. Watson, 16,667; Patrick J. Hopper, 246,667; and William Canfield, 0.

(h) Address is c/o Little Switzerland, Inc., 161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802.

(i) The shares of Common Stock deemed to be beneficially owned by Seymour Holtzman include the shares deemed to be beneficially owned by Jewelcor Management, Inc. See footnotes (a) and (g) above.

(j) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder require the Company's directors and officers, and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer, and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all reports filed. To the best knowledge of the Company, all reports required by Section 16(a) of the Exchange Act to be filed by its directors, officers and 10% or greater stockholders during Fiscal 2000 were filed on time, except that Form 5's were not timely filed for the December 1999 option grants to Mr. Baumgardner and Mr. Hopper and for the May 27, 2000 automatic grants of stock options to non-employee directors. Form 5's for these grants have been filed with the Commission.


      RECOMMENDATION OF THE BOARD OF DIRECTORS

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            A VOTE FOR THE ELECTION OF THE NOMINEE, SEYMOUR HOLTZMAN


                 PROPOSAL TWO: APPROVAL OF THE 2000 STOCK OPTION
                               AND INCENTIVE PLAN


      The stockholders of the Company are asked to approve the Company's 2000 Stock Option and Incentive Plan (the "Plan"). The Board of Directors of the Company (the "Board") adopted the Plan at a meeting held by them on July 17, 2000, subject to the approval of the Company's stockholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the Plan.

INTRODUCTION

      As of the end of Fiscal 2000, options to purchase an aggregate of 687,000 shares of Common Stock were outstanding at exercise prices ranging from to $0.56 to $15.63 under the Company's 1991 Stock Option Plan, leaving a balance of 14,544 shares available for new option grants. Due to the anticipated depletion of the 1991 Stock Option Plan's share reserve and the expiration, in 2001, of the 1991 Stock Option Plan and in 2002, of the 1992 Non-Employee Directors' Non-Qualified Stock Option Plan, the Board adopted the 2000 Stock Option and Incentive Plan for the benefit of key employees, consultants and non-employee directors. The Board believes that stock ownership by such persons provides performance incentives and fosters pride in the Company to the benefit of both the Company and its stockholders. Accordingly, the Board recommends that stockholders approve the Plan which provides for the grant of equity awards to key employees, consultants and non-employee directors. The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan document, a copy of which is attached to this Proxy Statement as Exhibit A.

ADMINISTRATION

      The Plan will be administered and interpreted by the Board or a committee of the Board appointed from time to time by the Board, consisting of two or more non-employee directors (hereinafter, the "Committee"), each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The functions of the Committee will be exercised by the Board with regard to discretionary awards granted to non-employee directors and/or if no Committee exists which has the authority to administer the Plan.

      The Board or the Committee, as applicable, will have the full authority to administer and interpret the Plan (except that with respect to awards to non-employee directors, the Plan will always be administered by the full Board), to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award, to determine whether, to what extent and under what circumstances, to provide loans to participants (other than non-employee directors) in order to exercise stock options, to prescribe the form or forms of instruments evidencing awards and to make all other determinations in connection with the Plan and the awards thereunder as the Committee (or the full Board, in the case of non-employee directors' awards), in its sole discretion, deems necessary or desirable.

      The terms and conditions of individual awards will be set forth in written agreements which will be consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of the earlier of the adoption of the Plan or the date of stockholder approval, but awards granted prior to such date may extend beyond that date.

ELIGIBILITY AND TYPES OF AWARDS

      All employees, officers, and other key persons, including consultants, of the Company and its affiliates are eligible to be granted nonqualified stock options, stock appreciation rights, deferred stock awards, restricted stock, performance shares, performance units or other stock-based awards ("discretionary equity awards") under the Plan. In addition, employees of the Company and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options ("ISOs") under the Plan. Non-employee directors of the Company will receive automatic annual grants of nonqualified stock options under the Plan. Non-employee directors are also eligible to receive discretionary equity awards.

AVAILABLE SHARES; CERTAIN RESTRICTIONS

      The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted is 1,700,000 shares of Common Stock. The aggregate market value of such shares is $1,589,900, which is based on the average of the highest bid and lowest asked prices of the Common Stock on the NASDAQ OTC Bulletin Board Service on January 29, 2001.

      The maximum number of shares of Common Stock with respect to which any restricted stock awards or performance share may be granted under the Plan during any fiscal year to any individual will be 200,000. Additionally, stock options or stock appreciation rights with respect to no more than 500,000 shares of Common Stock may be granted to any one individual grantee during any one calendar year period. To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for awards to such individual will automatically increase in subsequent fiscal years until depleted.

      The number of shares of Common Stock available for the grant of awards and the exercise price of an award may be adjusted to reflect any change in the Company's capital structure or business by reason of certain corporate transactions or events.

AWARDS UNDER THE PLAN

      STOCK OPTIONS. The Committee may grant nonqualified stock options and ISOs to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an ISO granted to a 10% shareholder)), the exercise price, the vesting schedule and other material terms of each option. No ISO or nonqualified stock option which is intended to be performance based for purposes of Section 162(m) of the Code may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% shareholder, 110% of fair market value).

      Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Payment of the purchase price may be made: (i) in cash or by certified or bank check, (ii) through a "cashless exercise" procedure whereby the recipient delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable, including (a) delivery (or attestation to the ownership) of shares of Common Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions (such surrendered shares shall be valued at Fair Market Value (as defined in the Plan) on the exercise date) or (b) delivery by the optionee to the Company of a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option. However, at least so much of the exercise price as represents the par value of the Common Stock shall be paid other than with a promissory note if otherwise required by state law.

      STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment either in cash or Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

      RESTRICTED STOCK. The Committee may award "restricted" shares of Common Stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Committee may, in its sole discretion, determine at grant, that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period.

      Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals and such other factors as the Committee may determine in its sole discretion, the Committee may determine the period in which such restrictions will lapse or may accelerate or waive such restrictions, at any time.

      PERFORMANCE-BASED AWARDS. If the vesting of restricted stock or other discretionary equity awards is based on the attainment of objective performance goals, the Committee shall establish the performance goals, formulae or standards and the applicable vesting percentage for the restricted stock award applicable to each participant while the outcome of the performance goals are substantially uncertain. With respect to each performance-based award granted to an eligible employee, the Committee shall select, within the first 90 days of a performance cycle, the performance criteria for such grant and the achievement targets with respect to each performance criterion. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. These performance goals shall be based on one or more of the performance criteria described below (the "Performance Criteria"):

      (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after tax profit levels of the Company or any subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing, (iii) cash flow, funds from operations or similar measure, (iv) total shareholder return, (v) changes in the market price of the Common Stock, (vi) sales or market share, or (vii) earnings per share.

      PERFORMANCE UNITS AND PERFORMANCE SHARES. The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee (based on the Performance Criteria) during a specified performance period. The Committee may also grant performance units entitling recipients to receive value payable in cash or shares of Common Stock, as determined by the Committee, upon the attainment of performance goals established by the Committee (based on the Performance Criteria) for a specified performance cycle.

      The Committee may subject such grants of performance shares and performance units to such vesting and forfeiture conditions as it deems appropriate.

      OTHER STOCK-BASED AWARDS. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock and may be granted either alone or in addition to, or in tandem with, stock options, stock appreciation rights, restricted stock, performance shares or performance units. Subject to the provisions of the Plan, the Committee has the authority to determine the recipients to whom and the time or times at which such awards will be made, the number of shares of Common Stock to be awarded pursuant to such award and all other conditions of the awards. The Committee may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period and attainment of performance goals established by the Committee (based on the Performance Criteria).

      The Committee also determines the purchase price to be paid, if any, by a recipient to purchase other stock-based awards (including, without limitation, shares of Common Stock). The purchase of shares of Common Stock or other stock-based awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase will be made pursuant to a deferred compensation program established by the Company, which will be deemed to be part of the Plan.

CHANGE IN CONTROL

      Unless determined otherwise by the Committee at the time of grant, upon a change in control of the Company (as defined in the Plan), all outstanding options and other awards will be accelerated and will become fully vested and any restrictions on any outstanding awards will lapse (as defined in the Plan). The Committee may, in its sole discretion, provide for accelerated vesting of an award at any time.

NON-EMPLOYEE DIRECTOR ANNUAL STOCK OPTION GRANTS

      The Plan also authorizes the automatic annual grant of nonqualified stock options to each non-employee director. Beginning with the Company's fiscal year ended May 26, 2001, each non-employee director will be granted a Non-Qualified Stock Option to acquire 5,000 shares of stock on the last day of each fiscal year of the Company. The exercise price per share of such options will equal the fair market value of the Common Stock at the time of grant. The term of each such option will be ten years. The Committee, in its discretion, may grant additional Non-Qualified Stock Options to non-employee directors on such terms and conditions as it may prescribe consistent with the Plan. Unless otherwise determined by the Committee, the automatic Non-Qualified Stock Option will be exercisable in full, commencing as of the grant date and may be exercised only by written notice to the Company specifying the number of shares to be purchased.

AMENDMENT AND TERMINATION

      Notwithstanding any other provision of the Plan, the Board or Committee may at any time, amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such participant and, provided further, that the Company will be required to obtain shareholder approval of any amendment to the Plan to the extent required under applicable state law, Section 162(m) of the Code with respect to Performance-based Awards, or Section 422 of the Code with respect to ISOs.

MISCELLANEOUS

      Awards granted under the Plan are generally nontransferable, except that the Committee may, in its sole discretion, permit the transfer of nonqualified stock at the time of grant or thereafter. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all stock options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity.

      The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

      The rules concerning the Federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the Federal income tax consequences. In addition, the following discussion does not set forth any state or local tax consequences that may be applicable.

      INCENTIVE STOCK OPTIONS. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and the Company will not realize an income tax deduction at either time. If the recipient does not sell the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company. Capital gains rates may be reduced in the case of a longer holding period.

      If the recipient disposes of the Common Stock acquired upon exercise of the ISO within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the option price, or (ii) the amount realized upon disposition over the option price. In such event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

      In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

      NON-QUALIFIED STOCK OPTIONS. A recipient will not realize any taxable income upon the grant of a non-qualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon the holding period applicable to the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

      In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), and (ii) in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

      In general, Section 162(m) of the Code denies a publicly held corporation a deduction for Federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. This Plan is intended to satisfy these requirements with respect to options.

NEW PLAN BENEFITS

The following table sets forth the stock option awards that have been granted under the Plan, subject to stockholder approval of the Plan, to the individuals and groups identified below.


-------------------------------------------------------------------------------------
NAME/POSITION                                   2000 STOCK OPTION AND INCENTIVE PLAN
-------------------------------------------------------------------------------------
                                                DOLLAR VALUE ($)   NUMBER OF UNITS
-------------------------------------------------------------------------------------
Robert L. Baumgardner, Chief Executive          (a)                100,000
      Officer
-------------------------------------------------------------------------------------
Patrick J. Hopper, Chief Financial Officer,     (a)                100,000
      Executive Vice President and Treasurer
-------------------------------------------------------------------------------------
Executive Group                                 (a)                304,000
-------------------------------------------------------------------------------------
Non-Executive Director Group                    (b)                150,000
-------------------------------------------------------------------------------------
Non-Executive Employee Group (c)                N/A                N/A
-------------------------------------------------------------------------------------

 (a) The table above shows the stock option awards that were approved by the Board on July 17, 2000, subject to the approval of the Plan by the Company's stockholders at the Annual Meeting. All of these options were granted with respect to shares of the Company's Common Stock reserved for issuance under the Plan at an exercise price of $0.59 per share and all options are intended to qualify as "incentive stock options" to the maximum extent permissible under Section 422 of the Code. To the extent that any of these options fail to qualify as "incentive stock options" under the Code, they will constitute non-qualified stock options. Each stock option award was 33-1/3% vested on the date of grant and will vest ratably over a two-year period on each anniversary of the grant date. Each stock option award has a ten-year term. The dollar value of each stock option award on the grant date was $0, and the future value, if any, will be dependent on the price of a share of the Company's Common Stock in the future.

 (b) The table above shows the stock option awards that were approved by the Board on July 17, 2000, subject to approval of the Plan by the Company's stockholders at the Annual Meeting. All of these options were granted with respect to shares of the Company's Common Stock reserved for issuance under the Plan at an exercise price of $0.59 per share. Each award shown above is a non-qualified stock option and was 33-

      1/3% vested on the date of grant. These options will vest ratably over a two-year period on each anniversary of the grant date. The stock option awards shown in the table above also include 5,000 automatic stock option awards that will be made to each of the Company's non-employee directors (including nominees) on May 26, 2001. Pursuant to Section 5(c) of the Plan, each non-employee director will receive a non-qualified stock option to purchase up to 5,000 shares of Common Stock at an exercise price equal to the fair market value of a share of the underlying stock on the date of grant. Each of these options will have a ten-year term and will be fully vested and exercisable on the date of grant. In addition to the awards shown in the above table, on July 17, 2000, a non-qualified stock option to purchase up to 100,000 shares of Common Stock at an exercise price of $0.59 per share was granted to Jewelcor Management, Inc. This option was fully vested at the time of grant and will have a term of five years. The dollar value of each stock option award on the grant date was $0, and the future value, if any, will be dependent on the price of the Company's Common Stock in the future.


 (c) As of the date of this Proxy Statement, no determination has been made as to whether other employees will receive stock option awards or, if so, the amount of such stock option awards.





      RECOMMENDATION OF THE BOARD OF DIRECTORS

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL


                   PROPOSAL THREE: RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS


      The Board has appointed Arthur Andersen LLP, independent certified public accountants, to audit the books and records of the Company for the fiscal year ended May 26, 2001. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending May 26, 2001. As a result of Arthur Andersen's knowledge of the Company's operations, and reputation in the auditing field, the Board is convinced that Arthur Andersen has the necessary personnel, professional qualifications and independence to act as the Company's auditors. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.


      RECOMMENDATION OF THE BOARD OF DIRECTORS

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL

                                  OTHER MATTERS

      The Board does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                           ANNUAL REPORT ON FORM 10-K


      The Company's Annual Report on Form 10-K for the fiscal year ended May 27, 2000, and Amendment No. 1 thereto, dated January 12, 2001, have been filed with the Commission and are being furnished concurrently with this Proxy Statement to stockholders of record at the record date for the Annual Meeting. Stockholders may obtain a copy of the Form 10-K, as amended, upon written request to Patrick
J. Hopper, Little Switzerland, Inc., 161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00804, facsimile number: (340) 777-4156. In response to such request, the Company will furnish without charge the Form 10-K, as amended, including financial statements and financial schedules and a list of exhibits.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING


      Stockholder proposals intended to be presented at the 2001 annual meeting must be received by the Company on or before July 30, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposals should be mailed to: Secretary, Little Switzerland, Inc., 161-B Crown Bay Cruise Port, St. Thomas, U.S.V.I. 00804.


      A record stockholder who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 75 days nor more 120 days prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event the annual meeting is advanced by more than seven days from the anniversary date, notice must be so delivered not later than (i) the 20th day after public disclosure of the date of such meeting or (ii) if such public disclosure occurs more than 75 days prior to such scheduled date of such meeting, then the later of the 20th day after the date of public disclosure or the 75th day prior to such scheduled date of such meeting. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to Commission rules governing the exercise of this authority. Any such proposal should be mailed to:
Secretary, Little Switzerland, Inc., 161-B Crown Bay Cruise Port, St. Thomas, U.S.V.I. 00804

                                    February 6, 2001


                                    By Order of the Board of Directors


                                    ROBERT L. BAUMGARDNER
                                    President and Chief Executive Officer

      STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE AND COOPERATION ARE APPRECIATED.

                                                                       EXHIBIT A

                            LITTLE SWITZERLAND, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN


SECTION 1.         GENERAL PURPOSE OF THE PLAN; DEFINITIONS


      The name of the plan is the Little Switzerland, Inc. 2000 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Little Switzerland, Inc., a Delaware corporation (the "Company"), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.


      The following terms shall be defined as set forth below:


      "ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.


      "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.


      "BOARD" means the Board of Directors of the Company.


      "CHANGE OF CONTROL" is defined in Section 16.


      "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.


      "COMMITTEE" or "OPTION COMMITTEE" means the Committee of the Board referred to in Section 2.

      "COVERED EMPLOYEE" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.


      "DEFERRED STOCK AWARD" means Awards granted pursuant to Section 8.


      "DISABILITY" means a permanent and total disability with the meaning of
Section 22(e)(3) of the Code. Disability shall only be deemed to occur at the time of the determination by the Option Committee of the Disability.


      "DIVIDEND EQUIVALENT RIGHTS" means the rights described in Section 2(b)(vii).


      "EFFECTIVE DATE" means the date on which the Plan is adopted by the Board subject to approval by the Company's stockholders as set forth in Section 18.


      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.


      "FAIR MARKET VALUE" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Option Committee; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System, or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations. If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated, or a comparable service.


      "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.


      "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.


      "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.


      "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 10.


      "PERFORMANCE CYCLE" means one or more periods of time, which may be of varying and overlapping durations, as the Option Committee may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.


      "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 7.


      "STOCK" means the common stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.


      "STOCK APPRECIATION RIGHT" means any Award granted pursuant to Section 6.


      "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.


      "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section 9.


SECTION 2. ADMINISTRATION OF PLAN; OPTION COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS


      (a) COMMITTEE. Subject to the provisions of Section 5(c) with respect to Awards made to Independent Directors, the Plan shall be administered by either the Board or a committee of not less than two Independent Directors (the "Option Committee").

      (b) POWERS OF OPTION COMMITTEE. The Option Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select the persons, including entities, to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, that Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, may be granted to any one or more grantees;

            (iii) to determine the number of shares of Stock to be covered by any Award;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

            (v) to accelerate at any time the exercisability of vesting of all or any portion of any Award;

            (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

            (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Option Committee) or dividends or deemed dividends on such deferrals (hereinafter, "Dividend Equivalent Rights"); and

            (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Option Committee shall be binding on all persons, including the Company and Plan grantees.

      (c) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Option Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Option Committee's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "Covered Employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Option Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Option Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Option Committee's delegate or delegates that were consistent with the terms of the Plan.

      (d) INDEMNIFICATION. Neither the Board nor the Option Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Option Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.


SECTION 3.        STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

      (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,700,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 200,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underling any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

      (b) CHANGES IN STOCK. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Option Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (I.E., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Option Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Option Committee in its discretion may make a cash payment in lieu of fractional shares.

      The Option Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Option Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

      (c) MERGERS AND OTHER TRANSACTIONS. In the case of the (i) dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or in which the Company is not the surviving corporation, or (iii) the sale of all or substantially all of the assets of the Company to another corporation, the Plan and Awards issued thereunder shall terminate on the effective date of such dissolution, liquidation, merger, reorganization, consolidation or sale, unless provision is made in such transaction for the assumption of Awards theretofore granted under the Plan or the substitution for such Awards of comparable awards of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and, if applicable, the per share exercise price, as provided in Section 7 of the Plan. In the event of any transaction which will trigger such termination, the Company shall give written notice thereof to the Award holders at least twenty days prior to the effective date of such transaction or the record date on which shareholders of the Company entitled to participate in such transaction shall be determined, whichever comes first. In the event of such termination, any unexercised portion of outstanding Awards, which is vested and exercisable at that time, shall be exercisable for at least 15 days prior to the date of such termination; provided, however, that in no event shall Awards be exercisable after the applicable expiration date for such Award.


SECTION 4.        ELIGIBILITY


      Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Option Committee in its sole discretion.


SECTION 5.        STOCK OPTIONS


      Any Stock Option granted under the Plan shall be in such form as the Option Committee may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424 (f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      No Incentive Stock Option shall be granted under the Plan after July 17, 2010.

      (a) Stock Options Granted to Employees and Key Persons. The Option Committee in its discretion may grant Stock Options to eligible employees and key persons of the Company or any. Stock Options granted pursuant to this
Section 5(a) shall be subject to the following terms Subsidiary and conditions and shall contain such additional terms and conditions, not inconsistent with terms of the Plan, as the Option Committee shall deem desirable. If the Option Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Option Committee may establish.

      (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Option Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

      (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Option Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

      (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Option Committee at or after the grant date. The Option Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

      (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

            (A) In cash, by certified or bank check or other instrument acceptable to the Option Committee;

            (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

            (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Option Committee shall prescribe as a condition of such payment procedure; or

            (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law.

      Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant ) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

      (b) RELOAD OPTIONS. At the discretion of the Option Committee, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Option Committee may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and
(ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Option Committee otherwise determines in the Award agreement for the original Option grant.

      (c)   STOCK OPTIONS GRANTED TO INDEPENDENT DIRECTORS.

      (i)   AUTOMATIC GRANT OF OPTIONS.

            (A) Each person who is serving as an Independent Director on the last day of each fiscal year of the Company, beginning with the fiscal year ended on May 26, 2001 Company's 2000 fiscal year, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 5,000 shares of Stock. Notwithstanding the foregoing, each person who is first elected as an Independent Director after the effective date of this Plan, shall, in lieu of the automatic grant provided in the preceding sentence for such fiscal year, be automatically granted on the fifth business day after such election a Non-Qualified Stock Option to acquire 5,000 shares of Stock. In no event shall an Independent Director receive more than one automatic grant pursuant to this Section 5(c)(i) in any one fiscal year of the Company.

            (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

            (C) The Option Committee, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors. For purposes of Awards granted pursuant to this Section 5(c), the Option Committee shall be comprised of the full Board.

      (ii)  EXERCISE; TERMINATION.

            (A) Unless otherwise determined by the Option Committee, an Option granted under Section 5(c) shall be exercisable in full as of the grant date. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

            (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.


      (d) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Option Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.


SECTION 6.        STOCK APPRECIATION RIGHTS.


      (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option that shall have been exercised) with the Option Committee having the right to determine the form of payment.

      (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted by the Option Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

      A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

      (c) TERM AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Option Committee, subject to the following:

            (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time and to the extent that the related Stock Options shall be exercisable.

            (ii) All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7.        RESTRICTED STOCK AWARDS

      (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Option Committee, shares of Stock subject to such restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Option Committee, and such terms and conditions may differ among individual Awards and grantees.

      (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Option Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

      (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price from the grantee or the grantee's legal representative.

      (d) VESTING OF RESTRICTED STOCK. The Option Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Option Committee either in the Award agreement or, subject to
Section 14 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

      (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.


SECTION 8.        DEFERRED STOCK AWARDS

      (a) NATURE OF DEFERRED STOCK AWARDS. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Option Committee may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Sock Award agreement. The terms and conditions of each such agreement shall be determined by the Option Committee, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

      (b) ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF Compensation. The Option Committee may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a

Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Option Committee and in accordance with rules and procedures established by the Option Committee. The Option Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Option Committee deems appropriate.

      (c) RIGHTS AS A STOCKHOLDER. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Option Committee may determine.

      (d) RESTRICTIONS. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

      (e) TERMINATION. Except as may otherwise be provided by the Option Committee either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.


SECTION 9.        UNRESTRICTED STOCK AWARDS

      GRANT OR SALE OF UNRESTRICTED STOCK. The Option Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Option Committee) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.


SECTION 10.       PERFORMANCE SHARE AWARDS

      (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Option Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Option Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

      (b) RIGHTS AS A STOCKHOLDER. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Option Committee).

      (c) TERMINATION. Except as may otherwise be provided by the Option Committee either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

      (d) ACCELERATION, WAIVER, ETC. At any time prior to the grantee's termination of employment (or other service relationship) by the Company and its Subsidiaries, the Option Committee may in its sole discretion accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.


SECTION 11.       PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

      Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set for the below:

      (a) PERFORMANCE CRITERIA. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

      (b) GRANT OF PERFORMANCE-BASED AWARDS. With respect to each Performance-based Award granted to a Covered Employee, the Option Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

      (c) PAYMENT OF PERFORMANCE-BASED AWARDS. Following the completion of a Performance Cycle, the Option Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Option Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

SECTION 12.       TAX WITHHOLDING

      (a) PAYMENT BY GRANTEE. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Option Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

      (b) PAYMENT IN STOCK. Subject to approval by the Option Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13. TRANSFER, LEAVE OF ABSENCE, ETC.

      For the purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Option Committee otherwise so provides in writing.

SECTION 14. AMENDMENTS AND TERMINATION

      The Board may, at any time, amend or discontinue the Plan and the Option Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Option Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as "Performance-based Compensation" under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Option Committee's authority to take any action permitted pursuant to Section 3(c).

SECTION 15. STATUS OF PLAN

      With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Option Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Option Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangement is consistent with the foregoing sentence.

SECTION 16. CHANGE OF CONTROL PROVISIONS

      Upon the occurrence of Change of Control as defined in this Section 16:

            (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

            (b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

            (c) "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "Person," as such term is used in Sections 13(d) and
            14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-

            3 under the Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

                  (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

                  (iii) the approval by the stockholders of the Company of a consolidation, merger or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") or if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

                  (iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

      Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly form the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 17. GENERAL PROVISONS

      (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Option Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Option Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

      (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

      (d) TRADING POLICY RESTRICTIONS. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, if any, as in effect from time to time.

      (e) LOANS TO GRANTEES. The Company shall have the authority to make loans to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

      (f) DESIGNATION OF BENEFICIARY. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Option Committee and shall not be effective until received by the Option Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 18. EFFECTIVE DATE OF PLAN

      This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 19. GOVERNING LAW

      This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflicts of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:      July 17, 2000.

DATE APPROVED BY STOCKHOLDERS:

                            LITTLE SWITZERLAND, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                LITTLE SWITERLAND, INC. FOR THE ANNUAL MEETING OF
               STOCKHOLDERS TO BE HELD ON THURSDAY, MARCH 15, 2001

      The undersigned hereby constitutes and appoints Robert L. Baumgardner and Patrick J. Hopper, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Little Switzerland, Inc. (the "Company") held of record by the undersigned as of the close of business on February 5, 2001 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Boca Raton, 2000 NW 19th Street, Boca Raton, Florida, at 10:00 a.m. local time, on Thursday, March 15, 2001 and at any adjournments or postponements thereof.

      When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). None of the Proposals are conditioned on the approval of any of the other Proposals. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

      The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND

                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

      Please sign name exactly as shown hereon. If more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, indicating title or authority.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------

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

The Board Of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. Election of Seymour Holtzman as a Class III director, for a term expiring at the 2003 annual meeting.

               / / FOR             / / AGAINST              / / ABSTAIN

2.    Proposal to approve the Company's 2000 Stock Option and Incentive Plan.

               / / FOR             / / AGAINST              / / ABSTAIN

3. Proposal to ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of the Company for its fiscal year ending May 26, 2001.

               / / FOR             / / AGAINST              / / ABSTAIN


      In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


      Mark box at right if an address change or comment   / /

      has been noted on the reverse side of this card.


/ /   I will attend the meeting       / /  I will not attend the meeting

Date:

Stockholder sign here                      Co-owner sign here

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